Note 17 - Financial Instruments (Details 1) - USD ($)	Nov. 30, 2020	Nov. 30, 2019
Accounts receivable and other receivable	$ 566,384	$ 177,202
Less allowance for doubtful accounts	0	0
Total accounts receivable, net	566,384	177,202
Not past due	566,384	177,202
Financing Receivables 31 to 120 Days Past Due
Past due	0	0
Financing Receivables More Than 120 Days Past Due
Past due	$ 0	$ 0